400 SIXTH AVENUE BUILDING
                            Third Amendment to Lease

                                 By and between:
             John Hancock Mutual Life Insurance Company ("Landlord")
                                       and
             CFI ProServices, Inc., an Oregon Corporation ("Tenant")

                                 August 11, 1999

Recitals:
1. Landlord and Tenant are parties to a Lease Agreement dated March 18, 1994, and to a First Amendment to Lease dated July 8, 1996, and to a Second Amendment to Lease dated January 11, 1999 (collectively, the "Agreement").

2. Pursuant to the Agreement, Tenant leases from landlord approximately 79,832 rentable square feet (RSF) on the second, third, fourth, tenth floors as well as Suites 905 and 906 on the ninth floor of the 400 Sixth avenue Building known as Suites 200, 300, 400, 1000, 905, and 906.

3. The term of the Agreement is through September 30, 2003.

4. Pursuant to the Second Amendment to Lease dated January 11, 1999, (the "Second Amendment"), the occupancy date and rent commencement date for Suite 906 is August 1, 1999.

5. Tenant desires to occupy Suite 906 not later than May 24, 1999.

6. Capitalized terms used in this Third Amendment to Lease (this "Third Amendment") without definitions shall have the meanings given to them in the Agreement, except as otherwise expressly provided in this Third Amendment.


Agreement:

Now, therefore, the parties agree as follows:

1. Commencement and Expiration Date: The Commencement Date of the term for a portion of the Expansion Area, Suite 906, shall be May 24, 1999. As of May 24, 1999, Tenant may fully occupy 4,812 RSF on the ninth floor known as Suite 906. The Agreement, as amended by this Third Amendment, will expire as to the entirety of the Premises on September 30, 2003.

2. Early Access: Landlord shall provide Tenant with early access to Suite 906 on May 14, 1999, in order for Tenant to ready Suite 906 for occupancy.

3. Rent Commencement: The monthly base rent for Suite 906 will begin on June 1, 1999.

4. Monthly Rent For Expansion Area: Section 4 of the Second Amendment is hereby amended to read as follows in its entirety:


                             Months                             SF              Rate ($/SF)         Monthly Rent
         -------------------------------------------           -----            -----------         ------------
         April 1, 1999 - May 31, 1999                          2,909              $20.00              $4,848.33
         June 1, 1999 - March 31,  2000                        7,721              $20.00             $12,868.33
         April 1, 2000 - March 31,  2002                       7,721              $21.00             $13,511.75
         April 1, 2002 - March 31, 2003                        7,721              $22.00             $14,155.17
         April 1, 2003 - September 30, 2003                    7,721              $23.00             $14,798.58



5. Base Rent Schedule: That section of the Second Amendment headed "Base Rent Schedule" is hereby amended to read as follows in its entirety:


                  Lease                 Original               Tenth
                  Term                   Lease                 Floor            Suites 905 & 906     Total Base Rent
             ----------------           ----------           ----------         ----------------     ---------------
             4/1/99 - 5/31/99           $72,729.00           $26,124.00            $4,848.33          $103,701.33
             6/1/99 - 6/30/99           $72,729.00           $26,124.00           $12,868.33          $111,721.33
             7/1/99 - 7/31/99           $78,261.50           $26,124.00           $12,868.33          $117,253.83
             8/1/99 - 3/31/00           $78,261.50           $27,707.00           $12,868.33          $118,836.83
             4/1/00 - 7/31/01           $78,261.50           $27,707.00           $13,511.75          $119,480.25
             8/1/01 - 3/31/02           $87,113.00           $30,478.00           $13,511.75          $131,102.75
             4/1/02 - 3/31/03           $87,113.00           $30,478.00           $14,155.17          $131,746.17
             4/1/03 - 9/30/03           $87,113.00           $30,478.00           $14,798.58          $132,389.58



Except as amended by this Third Amendment, all other terms and conditions of the Lease Agreement shall remain in full force and effect.

In witness whereof, the parties have executed this Third Amendment as of the date first set forth above.

AFB/bdb
a3-cfi.doc

AGREED AND ACCEPTED                         AGREED AND ACCEPTED
John Hancock Mutual Life Insurance          CFI ProServices, Inc., Tenant
Company, Landlord

By:                                                           By:
Title:                                                        Title:
Date:                                                         Date: